(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
May 31, 2002


Summit
Cash Reserves
Fund
Of Financial Institutions Series Trust


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.



Summit Cash Reserves Fund of
Financial Institutions Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Summit Cash Reserves Fund, May 31, 2002


DEAR SHAREHOLDER


For the year ended May 31, 2002, Summit Cash Reserves Fund's Class A and Class B Shares had net annualized yields of 2.42% and 1.65%, respectively.* For the six-month period ended May 31, 2002, the Fund's Class A and Class B Shares had net annualized yields of 1.49% and 0.73%, respectively.* The Fund's 7-day yield as of May 31, 2002 was 1.24% for Class A Shares and 0.48% for Class B Shares.

The average portfolio maturity for Summit Cash Reserves Fund at May 31, 2002 was 54 days compared to 58 days at November 30, 2001.


The Environment
During the six-month period ended May 31, 2002, the US economy appears to have grown in excess of 3.5%, after a surprisingly strong first quarter. Growth in the first quarter of 2002 was recently revised to 6.1%, and based on economic releases during April and May, growth should moderate to 3% - 3.5% for the second quarter of 2002. The US consumer proved to be remarkably resilient during the last 12 months as personal consumption, which comprises the majority of gross domestic product, will exceed 3% for the first two quarters of 2002. This is very impressive given the more than 2% rise in the unemployment rate and the destruction of wealth that occurred in the equity markets. The answer to consumers' strength might lie in the housing market, which remains robust as housing starts, new home sales and the Mortgage Refinance Index all continued to grow at above average levels.

During the six-month period ended May 31, 2002, the manufacturing sector also appeared to be on a solid recovery path. Durable goods orders rose in excess of 1% and ex-transportation durable goods orders increased 1%. Non-defense capital goods new orders also improved, rising 10% for the nine-month period ended May 31, 2002, which suggests that the much-needed increase in capital expenditures may be just around the corner.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Improving economic data, however, has taken a backseat to a series of events and world issues during the period. The threat of terrorism in the United States, a potential nuclear conflict between Pakistan and India and the continued fallout from the Enron Corporation scandal caused significant damage to equity valuations. It appears that US equity markets are suffering the most as the Dow Jones Industrial Average, Standard & Poor's 500 Index and NASDAQ Composite Index all were down 2.7%, 9.00% and 19.00%, respectively. In this environment, fixed income markets and gold prices were the primary beneficiaries, as broad fixed income indexes posted 3% returns, while gold prices advanced more than 15% year-to-date.


Portfolio Matters
The Fund's duration target was reduced early in 2002 to the 60-day range, fearing both higher yields and a steeper curve. March 2002 saw a dramatic move in the front end as the yield on the two-year US Treasury note rose to 3.75%, representing a significant move higher from a low of 2.35% in November 2001. Our shift to London Interbank Offered Rate (LIBOR)-based floaters (from the Federal Funds rate and prime rate) proved beneficial as the LIBOR curve steepened accordingly. Believing we had adequate protection against rising interest rates with a significant portion of the portfolio invested in variable rate product, we added 13-month agency fixed rate notes when yields surpassed 3%. We were able to capitalize on this particularly steep part of the curve, yet still maintain a relatively neutral duration in the 50-day - 60-day range.

Comments from the Federal Reserve Board revealing a willingness to exercise patience in regard to a shift in monetary policy saw yields retrace over 50 basis points (0.50%) of the move in March 2002. Although we may have missed the ideal entry point, the Federal Reserve Board's testimony does provide important guidance as to the timing and magnitude of near-term policy. Our analysis is presently based on the assumption that the Federal Reserve Board will be on hold through at least the third quarter of 2002. While maintaining an overweighted position in floating rate securities, we prefer a barbelled approach. Our short-dated investments remain predominantly in the 30-day area, as an extremely flat front-end LIBOR curve (+5 basis points from one month to three months) provides little incentive to do otherwise. The balance of our investments were in one-year bank product (in the 2.60% range), once again representing a steeper part of the yield curve, yet limiting our interest rate exposure to an area where our breakeven analyses seem most compelling.



Summit Cash Reserves Fund, May 31, 2002


The Fund's portfolio composition at the end of the May period and as of our last report to shareholders is detailed as follows:


                                          5/31/02       11/30/01

Certificates of Deposit--European            --            1.7%
Certificates of Deposit--Yankee              4.8%          6.0
Commercial Paper                            29.7          18.5
Corporate Notes                              5.0           2.9
Funding Agreements                           4.2           3.3
Medium-Term Notes                           19.0          25.7
US Government, Agency &
  Instrumentality Obligations--
  Discount                                   0.8          16.8
US Government, Agency &
  Instrumentality Obligations--
  Non-Discount                              37.0          27.2
Liabilities in Excess of Other Assets       (0.5)         (2.1)
                                           ------       -------
Total                                      100.0%        100.0%
                                           ======       =======


In Conclusion
We thank you for your investment in Summit Cash Reserves Fund, and we look forward to reviewing our investment strategy and outlook with you in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Richard J. Mejzak)
Richard J. Mejzak
Vice President and Portfolio Manager



July 10, 2002



Summit Cash Reserves Fund, May 31, 2002


PROXY RESULTS

During the six-month period ended May 31, 2002, Summit Cash Reserve
Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 15, 2002. A description of each proposal and number of shares voted are as follows:


                                                                     Shares Voted  Shares Withheld
                                                                         For         From Voting
1. To elect the Fund's Board of Trustees:    Terry K. Glenn            212,871,942    22,467,791
                                             James H. Bodurtha         212,695,143    22,644,590
                                             Joe Grills                212,735,245    22,604,488
                                             Herbert I. London         212,931,449    22,408,284
                                             Andre F. Perold           212,675,831    22,663,902
                                             Roberta Cooper Ramo       212,738,815    22,600,918
                                             Robert S. Salomon, Jr.    212,849,417    22,490,316
                                             Melvin R. Seiden          212,803,623    22,536,110
                                             Stephen B. Swensrud       212,800,682    22,539,051



                                                            Shares Voted    Shares Withheld   Shares Abstain
                                                                 For          From Voting       From Voting
2. To reorganize the Fund to a "master/feeder" structure.     194,575,125      25,804,875        14,959,734



Summit Cash Reserves Fund, May 31, 2002


SCHEDULE OF INVESTMENTS                                                     (in Thousands)

                                   Face          Interest         Maturity
Issue                             Amount          Rate*             Date          Value
Certificates of Deposit--Yankee--4.8%

Bayerische Hypo-und              $  2,000          3.595%         9/23/2002       $  2,011
Vereinsbank AG, NY

Merita Bank PLC, NY                 1,000          2.58          11/26/2002          1,003

National City Bank                  2,500          3.603          9/06/2002          2,512
of Indiana

UBS AG, Stamford                    2,000          3.855          6/21/2002          2,002
                                    1,500          3.638          9/27/2002          1,508

Total Certificates of Deposit--Yankee
(Cost--$9,011)                                                                       9,036


Commercial Paper--29.7%

CBA (Delaware)                      3,000          1.85           6/18/2002          2,998
Finance Inc.

Cregem North                        5,000          1.78           6/10/2002          4,998
America, Inc.

Dorada Finance Inc.                 1,701          1.87           7/10/2002          1,698
                                    2,000          1.85           8/30/2002          1,991

Edison Asset                        2,000          1.83           7/18/2002          1,995
Securitization, LLC

Falcon Asset Securitization         3,000          1.78           7/01/2002          2,996

Mont Blanc Capital                  3,399          1.80           6/07/2002          3,398
Corp.                               4,000          1.81           7/25/2002          3,989

Old Line Funding                    8,000          1.81           6/07/2002          7,998
Corp.                               1,000          1.83           7/19/2002            998

Rio Tinto Limited                   2,547          1.80           6/20/2002          2,545
                                    1,176          1.80           7/26/2002          1,173
                                    2,113          1.80           8/16/2002          2,105

San Paolo IMI US Financial          2,000          1.82           6/27/2002          1,998
Company

Sheffield Receivables               2,114          1.80           7/09/2002          2,110
Corporation

Target Corporation                  7,822          1.80           6/03/2002          7,822

Tulip Funding Corporation           2,552          1.80           6/19/2002          2,550


Variable Funding Capital            2,500          1.78           6/03/2002          2,500
Corp.

Total Commercial Paper
(Cost--$55,863)                                                                     55,862



                                   Face          Interest         Maturity
Issue                             Amount          Rate*             Date          Value
Corporate Notes--5.0%

American Express Centurion       $  1,000          1.82%++        7/03/2002       $  1,000
Bank

DaimlerChrysler North                 384          2.21          11/06/2002            384
America Holdings Corp.

National City Bank of               2,000          1.97++         5/23/2003          2,002
Indiana

Strategic Money                     5,000          2.019++        9/24/2002          4,999
Market Trust 2000H

Wal-Mart Stores, Inc.               1,000          4.878          6/01/2003          1,023

Total Corporate Notes
(Cost--$9,408)                                                                       9,408


Funding Agreements--4.2%

GE Life and Annuity                 2,000          1.891++       10/01/2002          2,000
Assurance Co.

Jackson National Life               1,000          1.931++        2/03/2003          1,000
Insurance Co.

Pacific Life Insurance              5,000          1.921++        1/31/2003          5,000
Co.

Total Funding Agreements
(Cost--$8,000)                                                                       8,000


Medium-Term Notes--19.0%

American Honda Finance              3,000          1.96++         7/24/2002          3,000
Corp.

Bank of Scotland PLC               10,000          1.986++       10/10/2002         10,003

Chase Manhattan Corp.               2,000          1.95++         9/11/2002          2,001

Credit Suisse First                 4,000          2.07++        12/12/2002          4,001
Boston Inc.

Goldman Sachs Group,                2,000          2.11++        10/25/2002          2,001
Inc.

Heller Financial Inc.                 750          2.189++        4/28/2003            753

Household Finance Corp.             1,010          2.295++        8/06/2002          1,010

National Rural Utilities           10,000          1.99++         8/13/2002         10,004
Cooperative Finance                 1,000          2.036++       12/02/2002            998
Corp.

SBC Communications Inc.             2,000          4.20           6/05/2002          2,000

Total Medium-Term Notes
(Cost--$35,775)                                                                     35,771



Summit Cash Reserves Fund, May 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                         (in Thousands)

                                   Face          Interest         Maturity
Issue                             Amount          Rate*             Date          Value
US Government, Agency & Instrumentality
Obligations--Discount--0.8%

Fannie Mae                       $  1,500          2.11%         12/13/2002       $  1,485

Total US Government, Agency & Instrumentality
Obligations--Discount (Cost--$1,483)                                                 1,485


US Government, Agency & Instrumentality
Obligations--Non-Discount--37.0%

Fannie Mae                          7,000          1.72++        12/05/2002          6,999
                                    2,000          1.69++         4/15/2003          1,999
                                    2,000          4.625          5/15/2003          2,043
                                    3,000          1.698++        6/09/2003          2,998
                                    4,000          4.00           8/15/2003          4,063
                                    2,000          3.75           5/12/2004          2,016

Federal Farm Credit                 4,650          1.701++       10/01/2003          4,649
Bank                                1,000          1.70++        11/14/2003          1,000
                                      750          4.00           4/22/2004            752



                                   Face          Interest         Maturity
Issue                             Amount          Rate*             Date          Value
US Government, Agency & Instrumentality
Obligations--Non-Discount (concluded)


Federal Home Loan                $  2,000          5.125%         1/13/2003       $  2,037
Bank                                7,000          1.74++         2/28/2003          6,997
                                    5,000          1.708++        3/06/2003          4,998
                                    2,000          1.70++         3/21/2003          1,999
                                   15,000          1.84++         9/15/2003         14,998

Federal Home Loan                   2,000          4.75           3/15/2003          2,039
Mortgage Corporation

Student Loan Marketing             10,000          1.98++         2/12/2004          9,997
Association

Total US Government, Agency & Instrumentality
Obligations--Non-Discount (Cost--$69,472)                                           69,584


Total Investments (Cost--$189,012)--100.5%                                         189,146
Liabilities in Excess of Other Assets--(0.5%)                                        (993)
                                                                                  --------
Net Assets--100.0%                                                                $188,153
                                                                                  ========

*Commercial Paper and certain US Government, Agency &
Instrumentality Obligations are traded on a discount basis. The interest rates shown reflect the rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at May 31, 2002.
++Variable rate notes.

See Notes to Financial Statements.


Summit Cash Reserves Fund, May 31, 2002


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of May 31, 2002
Assets:         Investments, at value (identified cost--$189,012,379*)                       $189,146,024
                Receivables:
                   Interest                                                 $    707,084
                   Beneficial interest sold                                      127,745          834,829
                                                                            ------------
                Prepaid registration fees and other assets                                         72,311
                                                                                             ------------
                Total assets                                                                  190,053,164
                                                                                             ------------

Liabilities:    Payables:
                   Securities purchased                                        1,022,650
                   Beneficial interest redeemed                                  406,615
                   Custodian bank                                                155,435
                   Distributor                                                    94,035
                   Investment adviser                                             73,699
                   Dividends to shareholders                                      10,802        1,763,236
                                                                            ------------
                Accrued expenses and other liabilities                                            137,027
                                                                                             ------------
                Total liabilities                                                               1,900,263
                                                                                             ------------

Net Assets:     Net assets                                                                   $188,152,901
                                                                                             ============

Net Assets      Class A Shares of beneficial interest, $.10 par value,
Consist of:     unlimited number of shares authorized                                        $  5,251,194
                Class B Shares of beneficial interest, $.10 par value,
                unlimited number of shares authorized                                          13,550,732
                Paid-in capital in excess of par                                              169,217,330
                Unrealized appreciation on investments--net                                       133,645
                                                                                             ------------
                Net assets                                                                   $188,152,901
                                                                                             ============

Net Asset       Class A--Based on net assets of $52,552,033 and 52,511,939
Value:                   shares of beneficial interest outstanding                           $       1.00
                                                                                             ============
                Class B--Based on net assets of $135,600,868 and 135,507,318
                         shares of beneficial interest outstanding                           $       1.00
                                                                                             ============


*Cost for Federal income tax purposes. As of May 31, 2002, net unrealized appreciation for Federal income tax purposes amounted to $133,645, of which $141,508 related to appreciated securities and $7,863 related to depreciated securities.

See Notes to Financial Statements.


Summit Cash Reserves Fund, May 31, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                       For the Year Ended
                                                                                             May 31, 2002
Investment      Interest and amortization of premium and discount earned                     $  7,065,124
Income:

Expenses:       Distribution fees--Class B                                  $  1,232,558
                Investment advisory fees                                       1,136,469
                Transfer agent fees--Class B                                     128,953
                Professional fees                                                 88,707
                Accounting services                                               77,251
                Printing and shareholder reports                                  46,417
                Transfer agent fees--Class A                                      42,278
                Registration fees                                                 42,100
                Trustees' fees and expenses                                       37,869
                Custodian fees                                                    25,482
                Pricing fees                                                         506
                Other                                                             22,476
                                                                            ------------
                Total expenses                                                                  2,881,066
                                                                                             ------------
                Investment income--net                                                          4,184,058
                                                                                             ------------

Realized &      Realized gain on investments--net                                                  63,759
Unrealized      Change in unrealized appreciation on investments--net                           (350,699)
Gain (Loss) on                                                                               ------------
Investments--   Total realized and unrealized loss on investments--net                          (286,940)
Net:                                                                                         ------------
                Net Increase in Net Assets Resulting from Operations                         $  3,897,118
                                                                                             ============

See Notes to Financial Statements.


Statements of Changes in Net Assets

                                                                             For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                              2002             2001
Operations:     Investment income--net                                      $  4,184,058     $ 10,909,025
                Realized gain on investments--net                                 63,759           12,270
                Change in unrealized appreciation/depreciation
                on investments--net                                            (350,699)          593,495
                                                                            ------------     ------------
                Net increase in net assets resulting from operations           3,897,118       11,514,790
                                                                            ------------     ------------

Dividends &     Investment income--net:
Distributions      Class A                                                   (1,500,944)      (3,285,995)
to                 Class B                                                   (2,683,114)      (7,623,030)
Shareholders:   Realized gain on investments--net:
                   Class A                                                      (17,040)          (3,371)
                   Class B                                                      (46,719)          (8,899)
                                                                            ------------     ------------
                Net decrease in net assets resulting from dividends
                and distributions to shareholders                            (4,247,817)     (10,921,295)
                                                                            ------------     ------------

Beneficial      Net increase (decrease) in net assets derived
Interest        from beneficial interest transactions                       (45,380,279)        6,043,333
Transactions:                                                               ------------     ------------

Net Assets:     Total increase (decrease) in net assets                     (45,730,978)        6,636,828
                Beginning of year                                            233,883,879      227,247,051
                                                                            ------------     ------------
                End of year                                                 $188,152,901     $233,883,879
                                                                            ============     ============

See Notes to Financial Statements.


Summit Cash Reserves Fund, May 31, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights

The following per share data and ratios
have been derived from information                                                       Class A
provided in the financial statements.
                                                                                For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999        1998
Per Share       Net asset value, beginning of year             $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income--net                            .0238        .0560        .0508        .0556        .0531
                Realized and unrealized gain (loss)
                on investments--net                               .0009        .0023      (.0005)      (.0004)           --
                                                               --------     --------     --------     --------     --------
                Total from investment operations                  .0247        .0583        .0503        .0552        .0531
                                                               --------     --------     --------     --------     --------
                Less dividends and distributions:
                   Investment income--net                       (.0238)      (.0560)      (.0508)      (.0556)      (.0531)
                   Realized gain on investments--net            (.0003)      (.0001)           --         --++           --
                                                               --------     --------     --------     --------     --------
                Total dividends and distributions               (.0241)      (.0561)      (.0508)      (.0556)      (.0531)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of year                   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                               ========     ========     ========     ========     ========
                Total investment return**                         2.42%        5.65%        5.17%        5.71%        5.36%
                                                               ========     ========     ========     ========     ========

Ratios to       Expenses, net of reimbursement                     .72%         .67%         .67%         .34%         .00%
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Expenses                                           .72%         .67%         .71%        1.04%       72.77%
                                                               ========     ========     ========     ========     ========
                Investment income and realized gain
                on investments--net                               2.41%        5.47%        5.09%        4.75%        5.30%
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of year (in thousands)         $ 52,552     $ 68,962     $ 52,564     $ 56,512     $    253
Data:                                                          ========     ========     ========     ========     ========



                                                                                               Class B

                                                                                                                 For the
The following per share data and ratios                                                                          Period
have been derived from information                                                                               Oct. 9,
provided in the financial statements.                                                                          1998++++ to
                                                                                For the Year Ended May 31,       May 31,
Increase (Decrease) in Net Asset Value:                                       2002         2001         2000       1999
Per Share       Net asset value, beginning of period                        $   1.00     $   1.00     $   1.00     $   1.00
Operating                                                                   --------     --------     --------     --------
Performance:    Investment income--net                                         .0162        .0497        .0432        .0260
                Realized and unrealized gain (loss) on
                investments--net                                               .0009        .0024      (.0004)      (.0002)
                                                                            --------     --------     --------     --------
                Total from investment operations                               .0171        .0521        .0428        .0258
                                                                            --------     --------     --------     --------
                Less dividends and distributions:
                   Investment income--net                                    (.0162)      (.0497)      (.0432)      (.0260)
                   Realized gain on investments--net                         (.0003)      (.0001)           --         --++
                                                                            --------     --------     --------     --------
                Total dividends and distributions                            (.0165)      (.0498)      (.0432)      (.0260)
                                                                            --------     --------     --------     --------
                Net asset value, end of period                              $   1.00     $   1.00     $   1.00     $   1.00
                                                                            ========     ========     ========     ========
                Total investment return**                                      1.65%        4.82%        4.38%       4.12%*
                                                                            ========     ========     ========     ========

Ratios to       Expenses, net of reimbursement                                 1.48%        1.44%        1.43%       1.10%*
Average                                                                     ========     ========     ========     ========
Net Assets:     Expenses                                                       1.48%        1.44%        1.48%       1.46%*
                                                                            ========     ========     ========     ========
                Investment income and realized gain on
                investments--net                                               1.66%        4.78%        4.33%       3.99%*
                                                                            ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)                    $135,601     $164,922     $174,683     $166,818
Data:                                                                       ========     ========     ========     ========


*Annualized.
**The Fund's Investment Adviser waived a portion of its management fee when applicable. Without such waiver, the Fund's performance would have been lower.
++Amount is less than $.0001 per share.
++++Commencement of operations.

See Notes to Financial Statements.


Summit Cash Reserves Fund, May 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares of Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which comprises a series of separate portfolios offering a separate class of shares to select groups of purchasers. The Fund is currently the only operating series of the Trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(g) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft that resulted from management estimates of available cash.


2. Investment Advisory and Administrative Agreements:
The Fund has entered into an Investment Management Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. FAM also performs certain administrative services necessary for the operation of the Trust and the Fund. For such services, FAM receives a fee from the Fund at the end of each month at the annual rate of .50% of the average daily net assets of the Fund.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee accrued daily and paid monthly at the annual rate of .75% of the Fund's average daily net assets attributable to Class B Shares. This fee is used to help defray the expenses associated with marketing activities and services related to Class B Shares.



Summit Cash Reserves Fund, May 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended May 31, 2002, MLPF&S received contingent deferred sales charges of $509,660 relating to transactions in Class B
Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended May 31, 2002, the Fund reimbursed FAM $9,856 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(45,380,279) and $6,043,333 for the years ended May 31, 2002 and May 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                          248,688,522     $  248,688,522
Automatic conversion of shares         1,646,760          1,646,760
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,263,666          1,263,666
                                  --------------     --------------
Total issued                         251,598,948        251,598,948
Shares redeemed                    (267,918,256)      (267,918,256)
                                  --------------     --------------
Net decrease                        (16,319,308)     $ (16,319,308)
                                  ==============     ==============



Class A Shares for the Year                               Dollar
Ended May 31, 2001                       Shares           Amount

Shares sold                          402,514,655     $  402,514,655
Automatic conversion of shares           917,457            917,457
Shares issued to shareholders
in reinvestment of dividends
and distributions                      2,614,529          2,614,529
                                  --------------     --------------
Total issued                         406,046,641        406,046,641
Shares redeemed                    (389,810,092)      (389,810,092)
                                  --------------     --------------
Net increase                          16,236,549     $   16,236,549
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                          154,693,834     $  154,693,834
Shares issued to shareholders
in reinvestment of dividends
and distributions                      2,473,538          2,473,538
                                  --------------     --------------
Total issued                         157,167,372        157,167,372
Automatic conversion of shares       (1,646,760)        (1,646,760)
Shares redeemed                    (184,581,583)      (184,581,583)
                                  --------------     --------------
Net decrease                        (29,060,971)     $ (29,060,971)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended May 31, 2001                       Shares           Amount

Shares sold                          253,854,035     $  253,854,035
Shares issued to shareholders
in reinvestment of dividends
and distributions                      6,495,284          6,495,284
                                  --------------     --------------
Total issued                         260,349,319        260,349,319
Automatic conversion of shares         (917,457)          (917,457)
Shares redeemed                    (269,625,078)      (269,625,078)
                                  --------------     --------------
Net decrease                        (10,193,216)     $ (10,193,216)
                                  ==============     ==============


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended May 31, 2001 and May 31, 2002 was as follows:



                                     5/31/2002         5/31/2001
Distributions paid from:
   Ordinary income                $    4,247,817     $   10,921,295
                                  --------------     --------------
Total taxable distributions       $    4,247,817     $   10,921,295
                                  ==============     ==============


As of May 31, 2002, there were no significant differences between the book and tax components of net assets.



Summit Cash Reserves Fund, May 31, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Summit Cash Reserves Fund of Financial
Institutions Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2002 by correspondence with the custodian and broker; where replies were not received from the broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
July 15, 2002



Summit Cash Reserves Fund, May 31, 2002


IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income distributions paid by Summit Cash Reserves Fund of Financial Institutions Series Trust during the fiscal year ended May 31, 2002, 16.93% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.



Summit Cash Reserves Fund, May 31, 2002


OFFICERS AND TRUSTEES

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                        Position(s)   Length                                                   Complex       ships
                            Held     of Time                                                 Overseen by    Held by
Name, Address & Age      with Fund    Served    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Interested Trustee

Terry K. Glenn*          President    1999 to   Chairman, Americas Region since 2001,         127 Funds     None
800 Scudders Mill Road   and          present   and Executive Vice President since          184 Portfolios
Plainsboro, NJ 08536     Trustee                1983 of Fund Asset Management, L.P.
Age: 61                                         ("FAM") and Merrill Lynch Investment
                                                Managers L.P. ("MLIM"); President of
                                                Merrill Lynch Mutual Funds since 1999;
                                                President of FAM Distributors, Inc.
                                                ("FAMD") since 1986 and Director thereof
                                                since 1991; Executive Vice President and
                                                Director of Princeton Services, Inc.
                                                ("Princeton Services") since 1993;
                                                President of Princeton Administrators,
                                                L.P. since 1988; Director of Financial
                                                Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.



                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                        Position(s)   Length                                                   Complex       ships
                            Held     of Time                                                 Overseen by    Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Independent Trustees

James H. Bodurtha        Trustee      1995 to   Director and Executive Vice President,         43 Funds     Berkshire
36 Popponesset Road                   present   The China Group, Inc. since 1996.           71 Portfolios   Holding
Cotuit, MA 02635                                                                                            Corporation
Age: 58


Joe Grills               Trustee      1994 to   Member of Committee on Investment of           43 Funds     Duke
P.O. Box 98                           present   Employee Benefit Assets of the              71 Portfolios   Management
Rapidan, VA 22733                               Association for Financial Professional                      Company;
Age: 67                                         since 1986.                                                 Kimco Realty;
                                                                                                            Montpelier
                                                                                                            Foundation


Herbert I. London        Trustee      1987 to   John M. Olin Professor of Humanities,          43 Funds     Rose Hulman
2 Washington Sq. Village              present   New York University since 1993.             71 Portfolios   University;
New York, NY 10012                                                                                          Hudson
Age: 62                                                                                                     Institute;
                                                                                                            National
                                                                                                            Association
                                                                                                            of Scholars



Summit Cash Reserves Fund, May 31, 2002


OFFICE AND TRUSTEES (continued)

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                        Position(s)   Length                                                   Complex       ships
                            Held     of Time                                                 Overseen by    Held by
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Independent Trustees (concluded)

Andre F. Perold          Trustee      1985 to   George Gund Professor of Finance and           43 Funds     CommonFund;
Morgan Hall                           present   Banking, Harvard Business School since      71 Portfolios   Genbel
Soldiers Field                                  2000; Finance Area Chair since 1996.                        Securities
Boston, MA 02163                                                                                            Limited;
Age: 49                                                                                                     Gensec Bank;
                                                                                                            Gensec Asset
                                                                                                            Management;
                                                                                                            Bulldog-
                                                                                                            research.com;
                                                                                                            Stockback.com


Roberta Cooper Ramo      Trustee      1999 to   Shareholder, Modrall, Sperling, Roehl,         43 Funds     Coopers, Inc;
P.O. Box 2168                         present   Harris & Sisk, P.A. since 1993.             71 Portfolios   ECMC Group
500 Fourth St., N.W.
Albuquerque, NM 87103
Age: 59


Robert S. Salomon, Jr.   Trustee      1997 to   Principal of STI Management since 1994.        43 Funds     CommonFund;
106 Dolphin Cove Quay                 present                                               71 Portfolios   Investment
Stamford, CT 06902                                                                                          Management
Age: 65                                                                                                     Workshop


Melvin R. Seiden         Trustee      1981 to   Director, Silbanc Properties, Ltd. (real       43 Funds     Silbanc
780 Third Ave.                        present   estate, investment and consulting) since    71 Portfolios   Properties,
Suite 2502                                      1987; Chairman and President of Seiden &                    Ltd.
New York, NY 10017                              de Cuevas, Inc. (private investment firm)
Age: 71                                         from 1964 to 1987.


Stephen B. Swensrud      Trustee      1983 to   Chairman, Fernwood Advisors since 1996.        43 Funds     International
88 Broad Street                       present                                               71 Portfolios   Mobile
2nd Floor                                                                                                   Communi-
Boston, MA 02110                                                                                            cations, Inc.
Age: 68


*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


Summit Cash Reserves Fund, May 31, 2002


OFFICE AND TRUSTEES (concluded)

                        Position(s)   Length
                            Held     of Time
Name, Address & Age      with Fund   Served*    Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke           Vice        1996 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011             President   present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton, NJ 08543-9011  and         and       since 1999; Vice President of FAMD since 1999; Vice President of FAM
Age: 41                   Treasurer   1999 to   and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                      present


Kevin J. McKenna          Senior      1996 to   First Vice President of MLIM since 1997; Vice President of MLIM from
P.O. Box 9011             Vice        present   1985 to 1997.
Princeton, NJ 08543-9011  President
Age: 44


Richard J. Mejzak         Vice        2001 to   Vice President of MLIM since 1995; employed by MLIM since 1990.
P.O. Box 9011             President   present
Princeton, NJ 08543-9011  and
Age: 33                   Portfolio
                          Manager


Phillip S. Gillespie      Secretary   2002 to   First Vice President of MLIM since 2001; Director of MLIM from 2000 to
P.O. Box 9011                         present   2001; Vice President of MLIM from 1999 to 2000; Attorney associated with
Princeton, NJ 08543-9011                        MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset
Age: 38                                         Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the
                                                Division of Investment Management and the Office of General Counsel at
                                                the U.S. Securities and Exchange Commission from 1993 to 1997.


*Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
90 Washington Place, 12th Floor
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210